UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

SS&C Technologies Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  At the annual meeting of shareholders of SS&C Technologies Holdings, Inc. (the “Company”) held on May 29, 2014 (the “2014 Annual Meeting”), the Company’s shareholders approved the Company’s 2014 Stock Option Plan (the “2014 Stock Option Plan”).  The 2014 Stock Option Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2014 (the “Proxy Statement”)). For a description of the terms and conditions of the 2014 Stock Option Plan, see “Proposal 3 – Approval of the SS&C Technologies Holdings, Inc. 2014 Stock Option Plan” in the Proxy Statement, which description is incorporated herein by reference.

At the 2014 Annual Meeting, the Company’s shareholders also approved the Company’s Executive Bonus Plan (the “Bonus Plan”).  The Bonus Plan is filed as Exhibit 10.2 hereto (incorporated by reference to Appendix B to the Proxy Statement).  For a description of the terms and conditions of the Bonus Plan, see “Proposal 4 – Approval of the SS&C Technologies Holdings, Inc. Executive Bonus Plan” in the Proxy Statement, which description is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the Company’s shareholders voted on the following proposals:

1.  The following nominees were elected to the Company’s Board of Directors as Class I directors, each to serve a term expiring at the 2017 annual meeting of shareholders and until his successor has been duly elected and qualified:

	For	Withheld	Broker Non-Votes
Normand A. Boulanger	75,740,393	1,054,809	1,268,226
David A. Varsano	76,005,282	789,920	1,268,226

2.  A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	68,694,137
Against:	8,092,586
Abstain:	8,479
Broker Non-Vote:	1,268,226

3.  The 2014 Stock Option Plan was approved, as further described in Item 5.02 above.

For:	60,396,936
Against:	16,390,267
Abstain:	7,999
Broker Non-Vote:	1,268,226

4.  The Bonus Plan was approved, as further described in Item 5.02 above.

For:	76,204,558
Against:	582,327
Abstain:	8,317
Broker Non-Vote:	1,268,226

5.  The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014 was ratified.

For:	77,817,542
Against:	245,274
Abstain:	612
Broker Non-Vote:	N/A

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

10.1
SS&C Technologies Holdings, Inc. 2014 Stock Option Plan (previously filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A (File No. 001-34675), filed on April 16, 2014 and incorporated herein by reference)

10.2
SS&C Technologies Holdings, Inc. Executive Bonus Plan (previously filed as Appendix B to the Company’s definitive proxy statement on Schedule 14A (File No. 001-34675), filed on April 16, 2014 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.
Date: May 30, 2014	By:	/s/ Paul G. Igoe
Paul G. Igoe
Senior Vice President and General Counsel